EXHIBIT 99.1

Audit Committee Charter

PURPOSE

1. The Board of Directors (the “Board”) of Quanex Corporation (the “Company”) shall establish an Audit Committee (the “Committee”).

2. The primary purpose of the Committee is to assist the Board in fulfilling its responsibility to:

(a) monitor the integrity of the Company’s financial reporting process, including review of the financial reports and other financial information provided by the Company to the public and governmental and regulatory bodies;

(b) review the Company’s system of internal financial and disclosure controls, and review the performance of the Company’s internal audit function;

(c) review the annual independent audit of the Company’s financial statement, and monitor the public accountant’s qualifications and independence; and

(d) review compliance with applicable laws and regulations which may represent material financial exposure to the Company.

3. In discharging its role, the Committee is empowered to investigate any matters brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel.

4. The Committee shall review and reassess the adequacy of this Charter on an annual basis, and shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

MEMBERSHIP

5. The membership of the Committee shall meet the independence, experience and financial expertise requirements of the New York Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. Director fees, including committee fees, are the only compensation that an Audit Committee member may receive from the Company.

6. Members of the Committee shall be elected annually by a vote of a majority of the Board based on the recommendation of the Chairman & Chief Executive Officer and reviewed by the Nominating & Corporate Governance Committee, and shall serve until their successors are appointed and qualify.

COMMITTEE AUTHORITY & RESPONSIBILITIES

7. The Audit Committee shall have the sole authority to appoint or replace the public accountants, and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the oversight of the work of the public accounting firm for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Committee.

8.  Review and concur in the appointment, replacement, reassignment, or dismissal of the Director – Internal Audit.

9. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

10. The Committee shall meet periodically with management, the internal auditors and the registered public accountants in separate executive sessions in furtherance of its purposes.

11. The Committee shall make regular reports to the Board, and annually review the Committee’s own performance.

12. In performing its functions, the Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Committee. The following functions are common recurring activities of the Committee in carrying out its oversight responsibility:

a) Review and discuss with management and the public accountants the Company’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

b) Review and discuss with management and the public accountants the Company’s quarterly financial statements, including disclosures made under “Management’s

Discussion and Analysis of Financial Condition and Results of Operations” or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of its Form 10-Q, including the results of the public accountants’ review of the quarterly financial statements to the extent applicable.

c) Review and discuss with management and the public accountants, as applicable (1) major issues regarding accounting principles and financial statement presentations; (2) analyses prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (3) any management letter provided by the public accountants and the Company’s response to that letter; (4) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants’ activities or on access to requested information and management’s response thereto; (5) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (6) earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

d). Review and discuss with management and the Director – Internal Audit (1) significant findings on internal audits during the year and management responses therto; (2) any difficulties the Internal Audit team encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; (3) any changes required in the scope of their internal audit; (4) the Internal Audit budget and staffing; and (5) the Internal Audit charter.

e) Discuss with management on an annual basis the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

f) Obtain and review a report from the public accountants at least annually regarding (1) the registered public accountants’ internal quality-control procedures; (2) any material issues raised by the most recent quality-control review, or peer review, of the firm; (3) any steps taken to deal with any such issues; (4) all relationships between the public accountants and the Company. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant.

g) Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002.

h) Discuss with the public accountants any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement.

i) Discuss with the public accountants the internal audit department and its audit plan, responsibilities, budget and staffing.

j) Review procedures for the confidential, anonymous submission, retention, and treatment of complaints received by the Company regarding questionable accounting or auditing matters.  Review any submissions that have been received, the current status, and the resolution if one has been reached.

k) Review disclosures made by the Company’s principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

l) Review any reports of the registered public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the public accountants any information with respect to illegal acts in accordance with Section 10A.

12. The Committee shall monitor and review the establishment of actuarial assumptions and investment objectives, policies, and performance criteria for the management of the Company’s retirement and benefit plans.

13. The Committee shall review annually the performance of the Company’s retirement and benefit plan asset investments.

LIMITATIONS OF THE AUDIT COMMITTEE’S ROLE

14. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.